UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

ECB Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Post Office Box 337

Engelhard, North Carolina 27824

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON                     , 2011

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of ECB Bancorp, Inc. (the “Company”) to be held on                             , 2011 at         :             .m., local time, at                         ,                         , North Carolina.

A proxy statement and proxy card for the special meeting accompany this notice. The special meeting is for the purpose of considering and acting upon:

1.	A proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 10,000,000 to 50,000,000;

2.	A proposal to amend the Company’s Articles of Incorporation to authorize a new class of mandatorily convertible non-voting common stock;

3.	A proposal to approve, for purposes of Nasdaq Stock Market Rule 5635, the issuance of shares of the Company’s common stock to certain institutional investors in a private placement offering pursuant to the terms of a Securities Purchase Agreement, dated as of June 30, 2011, and related documents;

4.	The approval of the ECB Bancorp, Inc. 2011 Equity Incentive Plan;

5.	A proposal to grant the Company’s management the discretionary authority to adjourn the special meeting of shareholders to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals; and

6.	The transaction of such other business as may properly come before the special meeting or any adjournment or postponement thereof. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

Your Board of Directors recommends that you vote “FOR” each of the proposals set forth in the accompanying proxy statement.

Only shareholders of record of the Company as of the close of business on                     , 2011 may vote at the special meeting or any adjournment or postponement thereof.

It is important that your shares be represented and voted at the special meeting. Whether or not you plan to attend the special meeting, please act promptly by voting via the Internet or by completing and returning the proxy card or voting instruction form sent to you. As described more fully in the accompanying proxy statement, if you attend the special meeting, you may vote your shares in person, even if you have previously submitted a written proxy.

BY ORDER OF THE BOARD OF DIRECTORS

A. Dwight Utz

President and Chief Executive Officer

Engelhard, North Carolina

                    , 2011

ECB BANCORP, INC.

Post Office Box 337

Engelhard, North Carolina 27824

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON                     , 2011

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of ECB Bancorp, Inc. (the “Company”) for the special meeting of shareholders to be held on                         , 2011 and for any adjournment or postponement thereof. The Company is the parent company of The East Carolina Bank, a North Carolina state-chartered bank (the “Bank”).

We are holding the special meeting of shareholders at                         ,             , North Carolina at         :             .m., local time, on                     , 2011.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record on                     , 2011 beginning on or about                     , 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON                     , 2011

This notice of meeting and proxy statement for the special meeting of shareholders to be held on             , 2011 is available at http://                        .

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Company common stock that you owned as of the close of business on the record date,                     , 2011. As of the close of business on                     , 2011, a total of                      shares of Company common stock were outstanding.

Ownership of Shares; Attending the Special Meeting

You may own shares of the Company’s common stock in one or more of the following ways:

Directly in your name as the shareholder of record; or

Indirectly through a broker, bank or other holder of record in “street name.”

If your shares are registered directly in your name, you are the holder of record of these shares and the Company is sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to the Company by mail or the Internet or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out the voting instruction form that accompanies your proxy materials. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies these proxy materials. If you want to vote your shares of Company common stock held in street name in person at the special meeting, you must obtain a written proxy in your name from your broker, bank or other holder of record.

Quorum and Vote Required

Quorum. The Company will have a quorum and will be able to conduct the business of the special meeting if the holders of a majority of the outstanding shares of Company common stock entitled to vote are present at the special meeting, either in person or by proxy.

Votes Required for Proposals. At the special meeting, shareholders will consider and vote on:

1.	A proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 10,000,000 to 50,000,000;

2.	A proposal to amend the Company’s Articles of Incorporation to authorize a new class of mandatorily convertible non-voting common stock;

3.	A proposal to approve, for purposes of Nasdaq Stock Market Rule 5635, the issuance of shares of the Company’s common stock to certain institutional investors in a private placement offering pursuant to the terms of a Securities Purchase Agreement, dated as of June 30, 2011, and related documents;

4.	The approval of the ECB Bancorp, Inc. 2011 Equity Incentive Plan;

5.	A proposal to grant the Company’s management the discretionary authority to adjourn the special meeting of shareholders to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals; and

6.	The transaction of such other business as may properly come before the special meeting or any adjournment or postponement thereof.

In voting on each of the proposals, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve each of the proposals above, the affirmative vote of a majority of the votes cast at the special meeting is required.

How We Count Votes. If you return a valid proxy card, vote via the Internet or attend the special meeting in person, the Company will count your shares for purposes of determining whether there is quorum, even if you abstain from voting. Broker non-votes, if any, will also be counted for purposes of determining the existence of a quorum. Abstentions and broker non-votes, if any, will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the special meeting. Accordingly, abstentions and broker non-votes will have no effect on the voting with respect to any of the proposals.

Voting by Proxy

The Board of Directors of the Company is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the special meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the special meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card or as indicated when you vote via the Internet. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote:

“FOR” the proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 10,000,000 to 50,000,000;

“FOR” the proposal to amend the Company’s Articles of Incorporation to authorize a new class of mandatorily convertible non-voting common stock;

“FOR” the proposal to approve, for purposes of Nasdaq Stock Market Rule 5635, the issuance of shares of the Company’s common stock to institutional investors in a private placement offering pursuant to the terms of a Securities Purchase Agreement, dated as of June 30, 2011, and related documents;

“FOR” the proposal to approve the ECB Bancorp, Inc. 2011 Equity Incentive Plan; and

“FOR” the proposal to grant the Company’s management the discretionary authority to adjourn the special meeting of shareholders to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals.

If any matters not described in this proxy statement are properly presented at the special meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. The Company does not know of any other matters to be presented at the special meeting.

You may revoke your proxy at any time before the vote is taken at the special meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the special meeting, deliver a later dated proxy, vote at a later time via the Internet or attend the special meeting and vote your shares in person. Please note that all votes cast via the Internet must be cast prior to     :     p.m. on                     , 2011. Attendance at the special meeting will not in itself constitute revocation of your proxy.

If you hold your shares in “street name,” you will receive voting instructions from your broker, bank or other holder of record that you must follow in order to have your shares voted. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies these proxy materials.

If you have any questions about voting, please contact our proxy solicitor,                     , toll free at             .

BACKGROUND

Over the past eighteen months, the Company’s Board of Directors and executive management team have regularly considered a number of alternative strategies to grow the Company’s business and geographic footprint, including organic growth, de novo market expansion and potential future acquisitions. In addition, the Board of Directors and executive management have regularly considered means by which the Company could redeem its $17.9 million of preferred stock and related warrants issued under the U.S. Department of Treasury’s Trouble Asset Relief Program—Capital Purchase Program (the “TARP Securities”). The Board of Directors has considered these various alternative strategies all with the goal of maintaining the Company’s and the Bank’s capital ratios at levels that are both sufficient to support their operations and risk profile and above those required to be considered well-capitalized for regulatory purposes. As part of this initiative, the Board of Directors and executive management team considered a variety of factors, including capital markets volatility, general economic uncertainties and recent credit quality issues caused by the severe economic downturn. The Company’s Board of Directors and executive management team believed that in light of these considerations, it was important that any process to raise additional capital be executed promptly and with a high degree of certainty of completion. As a result, the Company’s Board of Directors determined that a private placement offering to institutional investors was the most effective and efficient means to fulfill its growth strategy and address our capital needs.

In June 2010, the Company engaged an independent financial advisor to act as the Company’s placement agent and directed the financial advisor to contact potential investors on the Company’s behalf to assess their level of interest in a private placement offering of the Company’s equity securities. The Company’s financial advisor discussed the potential private placement offering with many prospective investors. The Company and the potential investors agreed that the structure of the investment should emphasize common equity, reflecting the increased market and regulatory focus on the Tier 1 capital ratio. The Company, its financial advisor and the potential investors understood that, due to the proposed size of the private placement offering and the fact that the investment would be in the form of common stock, the approval of the Company’s shareholders would be required. Finally, the Company and its financial advisor recognized that it would be desirable to identify one or more investors to lead due diligence and discussions regarding the investment terms and pricing. In its capacity as placement agent, the Company’s financial advisor spoke with representatives of the PIMCO BRAVO Fund, L.P. (“PIMCO BRAVO Fund”), Patriot Financial Partners, L.P. (“Patriot”) and a fund affiliated with Endicott Management Company (“Endicott”), who each expressed an interest in being a lead investor in the private placement offering.

On June 30, 2011, the Company entered into a Securities Purchase Agreement and related documents (collectively, the “Agreement”) with select institutional investors whereby the Company agreed to sell and issue 4,687,500 shares of common stock for $16.00 per share in a private placement offering for aggregate gross proceeds of $75.0 million. In addition, the Company agreed to issue warrants to purchase up to 800,000 shares of voting common stock and 371,875 shares of a new class of mandatorily convertible non-voting common stock (1,171,875 shares of common stock in the aggregate upon the exercise of the warrants and conversion of the mandatorily convertible non-voting common stock) at a purchase price of $8.00 per share. The amount of shares of voting common stock or mandatorily convertible non-voting common stock issuable under each warrant is equal to 25% of the number of shares of common stock each investor will purchase in the private placement offering.

Under the Agreement, PIMCO BRAVO Fund, Patriot and Endicott will invest $25.2 million, $22.5 million and $11.9 million, respectively, in the offering and, upon consummation of the offering, will own 20.90%, 18.66%, and 9.87%, respectively, of the pro forma total outstanding shares of common stock of the Company, or 24.82%, 22.28% and 12.04%, respectively, of the pro forma total outstanding shares of common stock of the Company assuming full exercise of the warrants and conversion of the mandatorily convertible non-voting common stock to be issued to the investors.

The Agreement provides that at the closing of the private placement offering each of PIMCO BRAVO Fund, Patriot and Endicott will have the right to designate a director to both the Company’s and the Bank’s Board of Directors for as long as such investor beneficially owns at least 5.0% of the Company’s outstanding shares of common stock.

The Agreement also provides that, until the earlier of five years from the closing of the private placement offering or such time as an investor (together with its affiliates) beneficially owns the lesser of 5.0% of the Company’s outstanding shares of common stock (counting for such purposes all shares of the Company’s common stock into or for which any securities owned by the investor are directly or indirectly convertible or exercisable) or 50% of the number of shares of common stock purchased under the Agreement (as adjusted for changes in the Company’s capitalization), the Company will provide the investor with gross-up rights that will allow the investor to maintain its percentage ownership interest in the Company’s common stock in the event that the Company issues any additional shares of common stock or other equity or similar securities following the private placement offering (excluding specified issuances, including a subscription rights offering to Company shareholders that occurs no more than 120 days after the closing of the private placement offering in an amount not to exceed $10.0 million).

In the Agreement, the Company agreed to use its best efforts to utilize a portion of the net proceeds of the offering to redeem, at the closing of the offering, the TARP Securities. The Company will contribute a portion of the remaining offering proceeds to the Bank and will use the remainder of the offering proceeds to support the

Company’s future growth, including organic growth, de novo expansion and potential future acquisitions, and for general corporate purposes.

To induce the investors to execute the Agreement before the Company’s receipt of shareholder approval, each member of the Company’s Board of Directors and each Company executive officer entered into a Voting and Support Agreement, under which each director and executive officer agreed to vote all shares of Company common stock that he or she beneficially owns in favor of the proposals to be submitted to the Company’s shareholders in connection with the private placement offering and, in connection with any meeting of Company shareholders, to appoint and elect each of the PIMCO BRAVO Fund, Patriot and Endicott board representatives. As of the                     , 2011 record date, the directors and executive officers of the Company beneficially owned an aggregate of              shares, or     %, of the Company’s outstanding common stock.

In order to consummate the offering, the Company’s shareholders must approve (i) the issuance of the shares of common stock and warrants in the private placement offering in accordance with the requirements of Nasdaq Rule 5635, (ii) the authorization of a new class of Company mandatorily convertible non-voting common stock and (iii) an increase in the authorized shares of Company common stock. In addition, the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) must approve each of PIMCO BRAVO Fund’s and Patriot’s proposed investment in the Company prior to the consummation of the private placement offering. Assuming that all such required approvals are received, the Company anticipates that the private placement offering will be consummated during the fourth quarter of 2011.

PROPOSALS 1 AND 2 — APPROVAL OF AMENDMENTS TO THE COMPANY’S

ARTICLES OF INCORPORATION TO (1) INCREASE THE NUMBER OF

AUTHORIZED SHARES OF COMPANY COMMON STOCK AND (2) AUTHORIZE

A NEW CLASS OF MANDATORILY CONVERTIBLE NON-VOTING COMMON STOCK

General

The Company’s Board of Directors has unanimously approved amending the Company’s Articles of Incorporation, subject to approval by the Company’s shareholders, to (1) increase the number of authorized shares of the Company’s common stock from 10,000,000 shares to 50,000,000 shares and (2) authorize a new class of mandatorily convertible non-voting common stock. No change is being proposed to the authorized number of shares of the Company’s preferred stock, which will remain at 2,000,000.

If approved by shareholders, these proposals would amend Section 2(a) of the Company’s Articles of Incorporation to read in its entirety as follows:

2.	(a) The aggregate number of shares which the Corporation shall have the authority to issues is fifty-four million (54,000,000) shares divided into three classes. The designation, par value and authorized number of shares of each class are as follows:

Class	Par Value	Authorized Number of Shares
Common Shares	$3.50	50,000,000
Mandatorily Convertible
Non-Voting Common Shares	$3.50	2,000,000
Preferred Shares	No Par	2,000,000
Total Authorized Shares		54,000,000

In addition to the modification to Section 2(a) of the Company’s Articles of Incorporation set forth above, the approval of this proposal by shareholders would also amend the Company’s Articles of Incorporation to add a new Article 2B that would read in its entirety as follows:

2B:	There is hereby created a class of Non-Voting Common Shares, $3.50 par value per share, of the Company. The voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of such Non-Voting Common Shares are set forth in Appendix A hereto and are incorporated herein by reference in their entirety and shall be deemed to be a part of this Article 2B to the same extent as if such provisions had been set forth in full herein.

Except with respect to voting rights and as otherwise specifically provided in the Company’s Articles of Incorporation, the mandatorily convertible non-voting common shares will have the same preferences, limitations, and relative rights as, and shall be identical in all respects to, shares of the Company’s common stock.

Description of Common Shares

Voting Rights. The holders of the Company’s common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the Company’s common shareholders. Except in elections of directors as discussed below and in the case of certain other corporate actions for which higher voting requirements are required by the North Carolina Business Corporation Act (including mergers, share exchanges, sales of assets and dissolution), if a quorum exists, action on a matter is approved if the votes cast favoring the action exceed the votes cast opposing the action. Holders of the Company’s common stock may not vote cumulatively in the election of the Company’s directors.

The North Carolina Control Share Acquisition Act, in general, provides that shares of the Company’s voting stock acquired in a “control share acquisition” (“control shares”) will have no voting rights unless those rights are granted by resolution adopted by the holders of at least a majority of the Company’s outstanding shares entitled to vote in the election of the Company’s directors, excluding shares held by the person who has acquired or proposes to acquire the control shares and excluding shares held by the Company’s officers or any directors who also are employees of the Company. “Control shares” are defined as shares acquired by any person which, when added to any other shares already owned by that person, would entitle the person (except for the application of the North Carolina Control Share Acquisition Act) to voting power in the election of the Company’s directors equal to or greater than (1) one-fifth of all voting power, (2) one-third of all voting power, or (3) a majority of all voting power. “Control share acquisition” means, with certain exceptions, the acquisition by a person of beneficial ownership of Control Shares. Among others, exceptions to the definition include a purchase of shares directly from the Company, and an acquisition pursuant to the laws of descent and distribution or in a transaction pursuant to an agreement to which the Company is a party.

Dividends. Subject to preferences to which holders of any shares of the Company’s preferred stock may be entitled, holders of the Company’s common stock are entitled to receive ratably any dividends that may be declared from time to time by the Board of Directors out of funds legally available for that purpose. Under North Carolina law, the Company is authorized to pay dividends as declared by the Company’s Board of Directors, provided that no such distribution results in the Company’s insolvency on a going concern or balance sheet basis. However, although the Company is a legal entity separate and distinct from the Bank, the Company’s principal source of funds with which the Company can pay dividends to its shareholders is dividends the Company receives from the Bank. For that reason, the Company’s ability to pay dividends effectively is subject to the same limitations that apply to the Bank. The Bank’s ability to pay dividends to the Company is subject to regulatory restrictions that apply to North Carolina banks.

No Preemptive Rights. Holders of the Company’s common stock do not have preemptive, conversion or subscription rights to acquire other or additional shares of any class of stock or other securities the Company may issue in the future.

Liquidation. In the event of our liquidation, dissolution or winding up, holders of the Company’s common stock will be entitled to share in the Company’s assets remaining after the payment or provision for payment of the Company’s debts and other liabilities, and the satisfaction of the liquidation preferences of the holders of outstanding shares of the Company’s Series A preferred stock and any other series of the Company’s preferred stock then outstanding.

Description of Mandatorily Convertible Non-Voting Common Stock

No Voting Rights. Except as required by North Carolina law or by the Company’s Articles of Incorporation, the mandatorily convertible non-voting common shares will not have the right to vote on any matter submitted to a vote at a meeting of the Company’s shareholders.

Dividends. Subject to the preferential dividend rights of any of the Company’s shares of preferred stock, and after the Company has set aside any required sums as sinking funds or as redemption or purchase accounts, the holders of the mandatorily convertible non-voting common shares will be entitled to receive such dividends, if any, as may be declared from time to time by the Company’s Board of Directors. No dividend will be paid or authorized and set apart for payment on any mandatorily convertible non-voting common shares for any period unless the Company has paid or authorized and set aside for payment in the same period, or contemporaneously pays or authorizes and sets aside for payment, an equal amount to be paid per share as a dividend on the Company’s voting common stock.

Distributions. After distribution in full of any preferential amount to be distributed to the holders of shares of the Company’s preferred stock, and subject to any other rights of the holders of shares of the Company’s preferred stock to further participate in a liquidation, distribution or sale of assets, dissolution or winding-up of the Company, the holders of the Company’s mandatorily convertible non-voting common shares and common shares will be entitled to receive, upon the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Company, all of its remaining assets, tangible and intangible, of whatever kind available for distribution to the shareholders, ratably in proportion to the number of mandatorily convertible non-voting common shares and common shares held by each, with each share being proportionally equal in relation to the sum total of the two classes.

Automatic Conversion. Each issued and outstanding mandatorily convertible non-voting common share will automatically be converted into one (1) common share upon the transfer of such mandatorily convertible non-voting common share (or any security convertible to or exercisable for such mandatorily convertible non-voting common share); in: (i) a widespread public distribution, including pursuant to a registration statement filed with and declared effective by the U.S. Securities and Exchange Commission (the “SEC”) or pursuant to Rule 144 under the Securities Act, (ii) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of voting securities of the Company or (iii) a transfer to a transferee that controls more than 50% of the Company’s voting securities prior to any transfer from the transferor.

Adjustments. The one-to-one conversion ratio for the conversion of the mandatorily convertible non-voting common shares into shares of the Company’s common stock will in all events be equitably adjusted in the event of (i) any recapitalization of the Company by means of a stock dividend on, or a stock split or combination of, outstanding common shares and mandatorily convertible non-voting common shares, or (ii) any merger, consolidation or other reorganization of the Company with another corporation.

Reservation. The Company will at all times reserve and keep available out of its authorized but unissued common shares, solely for the purpose of effecting the conversion of the mandatorily convertible non-voting common shares, such number of common shares as shall from time to time be sufficient to effect the conversion of all outstanding mandatorily convertible non-voting common shares.

Retirement. If any mandatorily convertible non-voting common shares shall be converted to shares of common stock, the mandatorily convertible non-voting common shares so converted will be retired and may not be reissued as mandatorily convertible non-voting common shares.

Redesignation. Upon the conversion of all of the outstanding mandatorily convertible non-voting common shares into shares of the Company’s common stock, the mandatorily convertible non-voting common shares will be automatically redesignated as common shares of the Company.

The mandatorily convertible non-voting common stock issuable in connection with the private placement offering will be issuable upon the exercise of the warrants to be issued to certain of the investors in the offering. The warrants will have five-year terms and will provide for anti-dilution adjustments for stock splits, business combinations and other distributions.

A copy of the articles of amendment to the Company’s articles of incorporation setting forth the proposed modifications to Section 2(a) and the inclusion of a new Article 2B as set forth above is attached as Appendix A to this proxy statement.

Possible Anti-Takeover Effects

The proposed amendments to the Company’s Articles of Incorporation could adversely affect the ability of third parties to acquire control of the Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company’s Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company that the Company’s Board of Directors determines is not in the best interests of the Company or its shareholders. The ability of the Company’s Board of Directors to cause the Company to issue substantial amounts of common stock without the need for shareholder approval, except as may be required by law, regulation or stock exchange rules, upon such terms and conditions as the Board of Directors may determine from time to time in the exercise of its business judgment may, among other things, be used to create voting impediments with respect to changes in control of the Company or to dilute the stock ownership of holders of Company common stock seeking to obtain control of the Company. The issuance of common stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. The Company’s Board of Directors, however, does not intend or view the increase in our authorized common stock as an anti-takeover measure.

Reasons for the Proposed Amendments

As discussed above, under the terms of the Agreement and in connection with the private placement offering, the Company is required at the closing of the offering to issue warrants exercisable for mandatorily convertible non-voting common stock. In addition, one of the conditions to closing the private placement offering is the receipt of Company shareholder approval of both the authorization of the new class of Company mandatorily convertible non-voting common stock and an increase in the authorized shares of Company common stock. Therefore, in order for the Company to consummate the private placement offering, Company shareholders must approve these amendments to the Articles of Incorporation.

In addition, as of the                     , 2011 record date, there were 10,000,000 shares of Company common stock authorized for issuance under the Company’s existing Articles of Incorporation, approximately              of which were issued and outstanding and approximately of which                  were reserved for issuance upon the exercise of outstanding stock options, warrants and for future awards under the Company’s stock-based compensation and stock purchase plans. In accordance with the provisions of the Agreement, the Company has agreed to issue up to 4,687,500 shares of common stock to the investors in connection with the private placement offering and to issue an additional 1,171,875 shares of common stock in connection with the exercise of warrants and the conversion of the mandatorily convertible non-voting common stock to be issued in the offering. Upon the issuance of the shares of common stock contemplated by the Agreement, and including the shares of common stock issuable under the warrants, the total issued and outstanding shares of Company common stock will be                 . Absent an increase in the authorized number of shares of Company common stock, the diminished number of unissued and unreserved shares of Company common stock will leave the Company with insufficient ability to issue common shares in the future. Therefore, the proposed amendments also will provide the Company with additional flexibility by increasing the authorized number of shares of common stock available for issuance as consideration in possible acquisitions and, from time to time, for other general corporate purposes such as the issuance of stock dividends or stock splits, and the issuance of shares under future equity incentive plans for our employees, executive officers and directors.

As of the date of this proxy statement, the Company has no specific commitments or plans to issue additional shares of common stock or shares of mandatorily convertible non-voting common stock, except for the approximately 5,487,500 shares of common stock and 371,875 shares of mandatorily convertible non-voting common stock issuable pursuant to the terms of the Agreement. In addition, upon completion of the private placement offering, the Company intends to conduct a rights offering to Company shareholders in an amount not to exceed $10.0 million.

Potential Consequences if the Proposals Are Approved

Consummation of the Private Placement Offering. Assuming receipt of all regulatory and shareholder approvals, the Company will be able to consummate the proposed private placement offering. See “Proposal 3 — Approval of the Issuance of Shares of the Company’s Common Stock Pursuant to the Agreement” for a description of the terms of the private placement offering and the potential effects of approving or not approving the stock issuance in connection with the private placement offering.

Dilution. Adoption of these proposals could affect the rights of current holders of the outstanding shares of Company common stock. If additional authorized shares of Company common stock (or securities convertible into or exchangeable or exercisable for shares of common stock, such as the mandatorily convertible non-voting common stock) are issued, the Company’s existing shareholders could, depending upon the price realized, experience dilution of earnings per common share and equity per common share and their voting rights could be diminished proportionately. Specifically, assuming consummation of the private placement offering, current shareholders’ ownership interest would be diluted by approximately 62.2% (or 67.3%, assuming the exercise of all warrants and conversion of all mandatorily convertible non-voting common stock to be issued in connection with the private placement offering).

Anti-Takeover Effect. In addition, the issuance of additional shares of Company common stock and/or mandatorily convertible non-voting common stock could be deemed under certain circumstances to have an anti-takeover effect if, for example, the shares were issued to dilute the equity ownership and corresponding voting power of a shareholder or group of shareholders who may oppose the policies or strategic plan of the Company’s existing Board of Directors and executive management team. Therefore, the proposed amendments could enable the Company’s Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. The Company knows of no such takeover proposal and is not seeking approval of the amendments in response to any takeover threat.

Shareholder Rights. When and if additional shares of the Company’s common stock or mandatorily convertible non-voting common stock are issued, these new shares would have the same voting (except in the case of the mandatorily convertible non-voting common stock) and other rights and privileges as the currently issued and outstanding shares of Company common stock, including the right to one vote per share (except in the case of the mandatorily convertible non-voting common stock) and to participate in dividends when and to the extent declared and paid by the Company.

Ability to Issue Shares. The proposed amendments also will provide the Company with additional flexibility by increasing the authorized number of shares of common stock available for issuance as consideration in possible acquisitions and, from time to time, for other general corporate purposes such as the issuance of stock dividends or stock splits, and the issuance of shares under future equity incentive plans for our employees, executive officers and directors.

Potential Consequences if the Proposals Are Not Approved

Inability to Consummate Offering. Failure to approve the increase in authorized common shares or the authorization of a new class of mandatorily convertible non-voting common stock will result in the Company’s inability to consummate the private placement offering. See “Proposal 3 — Approval of the Issuance of Shares of the Company’s Common Stock Pursuant to the Agreement” for a description of the terms of the private placement offering and the potential effects of approving or not approving the stock issuance in connection with the offering.

Outstanding Common Stock and Shares of Common Stock Available for Issuance

The following table provides information regarding the Company’s number of outstanding shares of common stock and shares of common stock available for issuance before and after giving effect to the proposed amendments to the Company’s Articles of Incorporation:

	As of June 30, 2011	Upon Effectiveness of the Proposed Amendments to the Company’s Articles of Incorporation
Shares of common stock authorized	10,000,000	50,000,000
Shares of common stock issued and outstanding	2,849,841	2,849,841
Shares of common stock reserved for issuance	218,413	218,843
Shares of common stock expected to be issued upon consummation of the private placement offering (including shares of common stock issuable pursuant to exercised warrants and converted mandatorily convertible non-voting common stock)	5,859,375	5,859,375
Shares of common stock available for future issuance upon consummation of the private placement offering	1,072,371	41,071,941

Vote Requirement

Proposals (1) and (2) each require approval by the affirmative vote of a majority of votes cast at the special meeting.

The Board of Directors unanimously recommends a vote “FOR” the proposals to amend the Company’s Articles of Incorporation to (1) increase the number of authorized shares of the Company’s common stock and (2) authorize the new class of mandatorily convertible non-voting Company common stock upon the exercise of the warrants.

PROPOSAL 3 — APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY’S

COMMON STOCK PURSUANT TO THE TERMS OF THE AGREEMENT

As discussed above, on June 30, 2011, the Company entered into the Agreement with select institutional investors whereby the Company agreed to sell and issue 4,687,500 shares of common stock for $16.00 per share in a private placement offering for aggregate gross proceeds of $75.0 million. In addition, the Company agreed to issue warrants to purchase up to 800,000 shares of voting common stock and 371,875 shares of a new class of mandatorily convertible non-voting common stock (1,171,875 shares of common stock in the aggregate upon the exercise of the warrants and conversion of the mandatorily convertible non-voting common stock) at a purchase price of $8.00 per share. The amount of shares of voting common stock or mandatorily convertible non-voting common stock issuable under each warrant is equal to 25% of the number of shares of common stock each investor will purchase in the private placement offering.

Under the Agreement, PIMCO BRAVO Fund, Patriot and Endicott will invest $25.2 million, $22.5 million and $11.9 million, respectively, in the offering and, upon consummation of the offering, will own 20.90%,

18.66%, and 9.87%, respectively, of the pro forma total outstanding shares of common stock of the Company, or 24.82%, 22.28% and 12.04%, respectively, of the pro forma total outstanding shares of common stock of the Company assuming full exercise of the warrants to be issued to the investors.

The Agreement

The following is a summary of the material terms of the Agreement and the private placement offering.

Purchase and Sale of Stock. In the Agreement, the Company agreed to sell and issue 4,687,500 shares of common stock for $16.00 per share in a private placement offering for aggregate gross proceeds of $75.0 million. In addition, the Company agreed to issue warrants to purchase up to 800,000 shares of voting common stock and 371,875 shares of a new class of mandatorily convertible non-voting common stock (1,171,875 shares of common stock in the aggregate upon the exercise of the warrants and conversion of the mandatorily convertible non-voting common stock) at a purchase price of $8.00 per share. The amount of shares of voting common stock or mandatorily convertible non-voting common stock issuable under each warrant is equal to 25% of the number of shares of common stock each investor will purchase in the private placement offering.

Board Representation and Governance Matters. The Agreement provides that at the closing of the private placement offering each of PIMCO BRAVO Fund, Patriot and Endicott will have the right to designate a director to both the Company’s and the Bank’s Board of Directors for as long as such lead investor beneficially owns at least 5.0% of the Company’s outstanding shares of common stock.

Use of Proceeds and TARP Repayment. In accordance with the terms of the Agreement, the Company will use its best efforts to utilize a portion of the proceeds from the private placement offering to redeem, at the closing of the private placement offering, the Company’s TARP Securities.

Gross-Up Rights. The Agreement also provides that, until the earlier of five years from the closing of the private placement offering or such time as an investor beneficially owns the lesser of 5.0% of the Company’s outstanding shares of common stock (counting for such purposes all shares of the Company’s common stock into or for which any securities owned by the investor are directly or indirectly convertible or exercisable) or 50% of the number of shares of common stock purchased under the Agreement (as adjusted for changes in the Company’s capitalization), the Company will provide the investor with gross-up rights that will allow the investor to maintain its percentage ownership interest in the Company’s common stock in the event that the Company issues any additional shares of common stock or other equity or similar securities following the private placement offering (excluding specified issuances, including a subscription rights offering to Company shareholders that occurs no more than 120 days after the closing of the private placement offering in an amount not to exceed $10.0 million).

Other Representations and Warranties. The Agreement also contains usual and customary representations and warranties that the parties to the Agreement made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the agreement between the parties, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Agreement. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

Regulatory Approvals. Each lead investor covenants in the Agreement that it will use its reasonable best efforts to obtain, as promptly as practicable, all regulatory or governmental approvals or non-objections necessary for it to acquire the Company’s voting securities upon consummation of the private placement offering. The Agreement provides that, to the extent necessary, each lead investor will, as necessary, use its reasonable best efforts to submit an application or notice to the Federal Reserve Board and the North Carolina

Commissioner of Banks to obtain such approval within 10 business days of the date of the Agreement, but in any event, no later than 30 days after the date of the Agreement (except in the case of PIMCO BRAVO Fund, who agrees to use its reasonable best efforts to submit to the Federal Reserve Board within 30 calendar days of the date of the Agreement).

Expense Reimbursement. In the Agreement, the Company agrees to reimburse the lead investors for up to an aggregate amount of $350,000 for the such lead investors’ reasonable out-of-pocket expenses incurred in connection with the private placement offering.

Registration Rights Agreement. In connection with the execution of the Agreement, the Company and each investor entered into a Registration Rights Agreement that provides that each investor will be entitled to customary demand and shelf registration rights with respect to the shares of Company common stock, warrants and mandatorily convertible non-voting common stock issuable pursuant to the Agreement. The Registration Rights Agreement requires the Company to file a registration statement with the SEC no later than 60 days after the consummation of the private placement offering and that the SEC declare the registration statement effective no later than 90 days after the consummation of the private placement offering (or 120 days after the consummation of the private placement offering if the registration statement is subject to SEC review). If the registration statement is not filed or declared effective within these time frames, or if the registration statement is no longer available for use by the Investors, then the Company will pay on a monthly basis as liquidated damages 0.50% of the aggregate purchase price paid by an investor for securities held by the investor, plus 1.0% interest for liquidated damages not paid in a timely manner under the Registration Rights Agreement.

Deadline for Consummation of Offering. The Company or the investors may terminate the Agreement if the private placement offering is not consummated by January 31, 2012.

Description of the Warrants

The warrants are exercisable for shares of either voting common stock or a new class of the Company’s mandatorily convertible non-voting common stock at a purchase price of $8.00 per share. The warrants will have five-year terms and will provide for anti-dilution adjustments for stock splits, business combinations and other distributions.

Description of the Mandatorily Convertible Non-Voting Common Stock

Except with respect to voting rights, the mandatorily convertible non-voting common shares issuable pursuant to the warrants will have the same preferences, limitations, and relative rights as, and shall be identical in all respects to, shares of the Company’s common stock. Each issued and outstanding non-voting common share will automatically be converted into one share of Company common stock upon the transfer of such non-voting common share in a widely dispersed offering, as defined in the proposed Articles of Amendment for the non-voting common shares.

Reasons for the Proposal

Because the Company’s common stock is listed on the Nasdaq Global Market, the Company is subject to the provisions of Nasdaq Rule 5635(d), which requires shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the stock. The 5,859,375 shares of Company common stock issuable pursuant to the terms of the Agreement exceed 19.99% of the number of shares of the Company’s common stock and voting power outstanding prior to the consummation of the private placement offering and will be issued at a purchase price less than book value. Therefore, shareholder approval is required pursuant to Nasdaq Stock

Market Rule 5635(d). The Company is also seeking shareholder approval of the transactions contemplated by the Agreement pursuant to Nasdaq Rule 5635(b) in the event that the issuance of the common stock and warrants in the private placement offering may be deemed to result in a “change in control” of the Company (which Nasdaq generally characterizes as a transaction whereby an investor or group of investors acquire or obtains the right to acquire 20% or more of the voting power of an issuer on a post-transaction basis).

Potential Consequences if the Proposal is Approved

Dilution. The Company will issue 4,687,500 shares of common stock pursuant to the terms of the Agreement and issue warrants to purchase an additional 1,171,875 shares of common stock (assuming the conversion of all of the shares of the non-voting common stock). As a result, the Company expects there to be a dilutive effect on both the earnings per share of the Company’s common stock and the book value per share of the Company’s common stock. In addition, the Company’s existing shareholders will incur substantial dilution to their voting interests and will own a smaller percentage of the Company’s outstanding common stock. Specifically, assuming consummation of the private placement offering, current shareholders’ ownership interest would be diluted by approximately 62.2% (or 67.3%, assuming the exercise of all warrants and conversion of all non-voting common stock to be issued in connection with the private placement offering).

Improved Balance Sheet and Regulatory Capital Levels. Upon consummation of the private placement offering, the Company will receive aggregate gross proceeds from the institution investors of approximately $75.0 million and approximate net gross proceeds of $70.0 million. With the proceeds of the private placement, the Company’s and the Bank’s balance sheets will be strengthened and their regulatory capital levels will exceed the minimum capital levels required to be categorized as “well capitalized.” On a pro forma basis at March 31, 2011, and assuming approximately 68.0% of the net proceeds are invested in the Bank, the Company’s Tier 1 leverage capital ratio and Total risk-based capital ratio would be 11.4% and 15.6%, respectively, and the Bank’s Tier 1 leverage capital ratio and Total risk-based capital ratio would be 14.3% and 15.6%, respectively.

Market Effects. The investors will have registration rights with respect to the shares of our common stock issuable to them upon consummation of the private placement. Any such shares of our common stock, if and when registered for resale pursuant to an effective registration statement, will be freely transferable without restriction under the Securities Act of 1933, subject to limitations imposed on affiliates of the Company. The shares of common stock may also be transferable under Rule 144 under the Securities Act of 1933, subject in some cases to limitations imposed by Rule 144. If large quantities of our common stock are sold (or if it is perceived that they may be sold) into the public market, the trading price of our common stock could be materially adversely affected. In addition, the registration of the common stock would cause the Company to incur significant expense related to such registration, including the ongoing compliance costs related to such registration.

Concentration of Ownership. If the private placement offering is consummated, PIMCO BRAVO Fund, Patriot and Endicott will own 20.90%, 18.66%, and 9.87%, respectively, of the pro forma total outstanding shares of common stock of the Company, or 24.82%, 22.28% and 12.04%, respectively, of the pro forma total outstanding shares of common stock of the Company assuming full exercise of the warrants and conversion of the mandatorily convertible non-voting common stock to be issued to the investors. In addition, the other two investors in the private placement will own 9.87% and 2.90%, respectively, of the pro forma total outstanding shares of common stock of the Company, or 12.04% and 3.60%, respectively, of the pro forma total outstanding shares of common stock of the Company assuming full exercise of the warrants and conversion of the mandatorily convertible non-voting common stock to be issued to the investors. In the aggregate, the five investors in the private placement offering will own 62.19% of the pro forma total outstanding shares of common stock of the Company, or 74.78% of the pro forma total outstanding shares of common stock of the Company assuming the full exercise of the warrants to be issued to the investors. Such a concentration of control may have the effect of discouraging, delaying or preventing a change in control and may also have an adverse effect on the market price of our common stock.

Potential Consequences if the Proposal is Not Approved

Capitalization. If the Company is unable to successfully consummate the private placement offering, the Company will be required to seek additional capital from other sources, which will likely be on less favorable terms. The Company’s ability to raise additional capital will depend on conditions in the capital markets, economic conditions and a number of other factors, many of which are beyond the Company’s control, and on the Company’s financial performance. Accordingly, the Company cannot be assured of its ability to raise additional capital on terms acceptable to it, or at all. If the Company cannot raise additional capital, it may have a material adverse effect on our financial condition, results of operations and prospects.

Vote Requirement

This proposal requires approval by the affirmative vote of a majority of votes cast at the special meeting.

The Board of Directors unanimously recommends a vote “FOR” the proposal to approve, for purposes of Nasdaq Stock Market Rule 5635, the issuance of shares of the Company’s common stock to certain institutional investors in a private placement offering pursuant to the terms of the Agreement.

PROPOSAL 4 — APPROVAL OF THE ECB BANCORP, INC. 2011 EQUITY INCENTIVE PLAN

At the special meeting, shareholders will be asked to approve the ECB Bancorp, Inc. Equity Incentive Plan (the “2011 Plan”). The Company’s Board of Directors recommended presenting the 2011 Plan for approval to the Company’s shareholders. The following summary of the 2011 Plan is subject to the specific provisions contained in the complete text of the 2011 Plan. A copy of the 2011 Plan is attached to this proxy statement as Appendix B to this proxy statement and is herein incorporated by reference.

The adoption of this Proposal (4) is conditioned on shareholder approval of Proposal (3), so shareholders who wish to approval Proposal (4) should also approve Proposal (3).

The Company’s Board of Directors believes that using long-term incentives under the 2011 Plan will be beneficial to the Company as a means to promote the success and enhance the value of the Company by linking the personal interests of its employees and directors to those of its shareholders and by providing such individuals with an incentive for outstanding performance. These incentives also provide the Company flexibility in its ability to attract and retain the services of individuals upon whose judgment, interest and special effort the successful conduct of the Company’s operation is largely dependent.

The Company believes that equity compensation is an effective way of providing incentives to its senior management and ensuring that their interests are aligned with those of the shareholders.

Summary of the 2011 Plan

THE FOLLOWING IS ONLY A SUMMARY OF THE 2011 PLAN. IT DOES NOT PURPORT TO BE COMPLETE. PLEASE REFER TO THE FULL PLAN ATTACHED AS APPENDIX B FOR FULL DETAILS.

The 2011 Plan provides for the grant of the following types of incentive awards: (i) stock options; (ii) stock appreciation rights; (iii) restricted stock; (iv) restricted stock units; (v) performance shares and performance units; and (vi) other stock awards. Each of these is referred to individually as an “Award.” Those who will be eligible for Awards under the 2011 Plan include employees, directors and consultants who provide services to the Company and its affiliates. All employees, officers and directors are eligible to be selected by the administrator of the 2011 Plan to receive Awards.

2011 Plan Implementation and Closing of the Private Placement Offering. The Board of Directors will not implement the 2011 Plan unless and until the private placement offering as described under “Background” above is consummated, in part or in whole. As a result, the number of shares of common stock available under the 2011 Plan is dependent in part on the number of shares of common stock outstanding on the date the Board implements the 2011 Plan, including shares of common stock issuable under outstanding warrants and mandatorily convertible non-voting common stock, as set forth below.

Number of Shares of Common Stock Available Under the 2011 Plan. Subject to receipt of shareholders’ approval and consummation of the private placement offering, in whole or in part, the Board of Directors will approve for issuance under the 2011 Plan up to the lesser of (i) 1,500,000 shares of the Company’s common stock or (ii) 17% of the outstanding shares of common stock, including shares issuable pursuant to outstanding warrants and mandatorily convertible non-voting common stock on the date of Board implementation.

If the Company declares a stock dividend or engages in a reorganization or other change in its capital structure, including a merger, the Board of Directors shall adjust the number of shares (i) available for issuance under the 2011 Plan, (ii) subject to outstanding Awards, and (iii) specified as per-person limits on Awards, as appropriate to reflect the change.

Administration of the 2011 Plan. The Company’s Board of Directors, or a committee of directors or of other individuals satisfying applicable laws and appointed by the Board of Directors, will administer the 2011 Plan. To make grants to certain of the Company’s officers and key employees, members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (so that the Company can receive a federal tax deduction for certain compensation paid under the Plan). Subject to the terms of the 2011 Plan, the Company’s Board of Directors or its committee has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards, and to interpret the provisions of the 2011 Plan and outstanding Awards. Notwithstanding the foregoing, the Board of Directors or committee may not modify or amend an option or stock appreciation right to reduce the exercise price of that Award after it has been granted or to cancel any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right with a lower exercise price. The Board of Directors or other committee administering the 2011 Plan is referred to below as the “Administrator.”

Stock Options. The Administrator is able to grant nonstatutory stock options and incentive stock options under the 2011 Plan. The Administrator determines the number of shares subject to each stock option, although the 2011 Plan provides that a participant may not receive stock options for more than              shares of common stock in any fiscal year.

The Administrator determines the exercise price of stock options granted under the 2011 Plan, provided the exercise price must be at least equal to the fair market value of the Company’s common stock on the date of grant. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the Company’s outstanding stock must be at least 110% of the fair market value of the common stock on the grant date.

The term of a stock option may not exceed ten years, except that, with respect to any participant who owns 10% of the voting power of all classes of the Company’s outstanding capital stock, the term of an incentive stock option may not exceed five years.

After a termination of service with the Company, a participant may exercise any vested portion of his or her stock options for the period of time stated in the Award agreement. If no such period of time is stated in the participant’s Award agreement, the participant will generally be able to exercise his or her stock options for (i) three months following his or her termination for reasons other than death or disability, and (ii) twelve months following his or her termination due to death or disability. If a participant is terminated for cause, the stock option will immediately terminate. In no event may a stock option be exercised later than the expiration of its term.

Stock Appreciation Rights. The Administrator may grant stock appreciation rights, which are the rights to receive compensation based on the appreciation in fair market value of the Company’s common stock between the exercise date and the date of grant. The Company may pay the compensation amount in cash, shares of the Company’s common stock or a combination thereof. Stock appreciation rights become exercisable at the times and on the terms established by the Administrator, subject to the terms of the 2011 Plan. The Administrator, subject to the terms of the 2011 Plan, will have complete discretion to determine the terms and conditions of stock appreciation rights granted under the 2011 Plan, provided, however, that the exercise price may not be less than 100% of the fair market value of a share on the date of grant and the term of a stock appreciation right may not exceed ten years.

After termination of service with the Company, a participant may exercise the vested portion of his or her stock appreciation rights for the period of time stated in the Award agreement. If no such period of time is stated in a participant’s Award agreement, a participant will generally be able to exercise his or her stock appreciation right for (i) three months following his or her termination for reasons other than cause, death, or disability, and (ii) twelve months following his or her termination due to death or disability. If a participant is terminated for cause, the stock appreciation right will immediately terminate. In no event will a stock appreciation right be permitted to be exercised later than the expiration of its term.

Restricted Stock. Awards of restricted shares of common stock are rights to acquire or purchase shares of Company common stock, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. For example, the Administrator may set restrictions based on the achievement of specific performance goals. The Administrator will determine the number of shares granted pursuant to an Award of restricted common stock.

Restricted Stock Units. Awards of restricted stock units result in a payment to a participant only if the vesting criteria the Administrator establishes is satisfied. For example, the Administrator may set restrictions based on the achievement of specific performance goals. Upon satisfying the applicable vesting criteria, the participant will be entitled to a compensation payout specified in the Award agreement. Notwithstanding the foregoing, at any time after the grant of restricted stock units, the Administrator may reduce or waive any vesting criteria that must be met to receive a payout. The Administrator, in its sole discretion, may pay earned restricted stock units in cash, shares of the Company’s common stock, or a combination thereof. Restricted stock units fully paid by the Company in cash will not reduce the number of shares available for grant under the 2011 Plan. On the date set forth in the Award agreement, all unearned restricted stock units will be forfeited to the Company. The Administrator determines the number of restricted stock units granted to any participant.

Performance Stock Awards. The Administrator may grant performance stock awards, which are Awards that will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the Awards otherwise vest. The Administrator will establish performance or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and shares of Company common stock based on performance units to be paid out to participants. Notwithstanding the foregoing, after the grant of performance stock awards, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or shares of Company common stock based on performance units.

Performance Goals. Awards under the 2011 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement including: revenue; net earnings or net income (before or after taxes); earnings per share; deposit or asset growth; net operating income; return measures (including return on assets and equity); fee income; earnings before or after taxes, interest, depreciation and/or amortization;

interest spread; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; credit quality; efficiency ratio; market share; customer satisfaction; net income after cost of capital and strategic objectives.

The performance goals may differ from participant to participant and from Award to Award and may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index.

Transferability of Awards. Awards granted under the 2011 Plan are generally not transferable, and all rights with respect to an Award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Change of Control. The treatment of Awards in the event of a change in control will be governed by the provisions contained in each participant’s individual award agreement. In the event of a change of control of the Company, each outstanding Award may be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. Alternatively, the participant may fully vest in and have the right to exercise all of his or her outstanding options or stock appreciation rights, including shares of common stock as to which such Awards would not otherwise be vested or exercisable, all restrictions on restricted stock may lapse, and, with respect to restricted stock units, shares of Company common stock based on performance stock awards, all performance goals or other vesting criteria may be deemed achieved at target levels and all other terms and conditions met. In addition, if a stock option or stock appreciation right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a change of control, the Administrator will notify the participant in writing or electronically that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

Amendment and Termination of the 2011 Plan. The Administrator will have the authority to amend, alter, suspend or terminate the 2011 Plan, except that shareholder approval will be required for any amendment to the Plan to the extent required by any applicable laws. No amendment, alteration, suspension or termination of the 2011 Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Administrator and which agreement must be in writing and signed by the participant and the Company. The 2011 Plan will terminate on             , unless the Company’s Board of Directors terminates it earlier.

Number of Awards Granted to Employees, Consultants, and Directors. The number of Awards that an employee, director or consultant may receive under the 2011 Plan is in the discretion of the Administrator and therefore cannot be determined in advance.

Certain Federal Income Tax Consequences

Nonstatutory Stock Options. No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value of the underlying common stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (as of the exercise date) of the shares purchased over the exercise price of the stock option. Any taxable income recognized in connection with a stock option exercise by an employee of the Company is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If a participant exercises the incentive stock option and then later sells or otherwise disposes of the resulting shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the stock option and then later sells or otherwise disposes of the resulting shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right with an exercise price equal to the fair market value of the underlying common stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Common Stock, Restricted Stock Units, Performance Units and Performance Shares. A participant generally will not have taxable income at the time an Award of restricted common stock, restricted stock units, shares of the Company common stock based on performance units or performance units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. However, the recipient of a restricted stock Award may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted.

Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an Award under the 2011 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include shareholder approval of the 2011 Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The 2011 Plan has been designed to permit the Administrator to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the 2011 Plan. In addition, the Administrator in its sole discretion will determine the number and types of awards that will be granted. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2011 Plan is approved by the Company’s shareholders.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Equity Compensation Plan Information

The following table sets forth information about the Company common stock that may be issued upon the exercise of stock options, warrants and rights under all of the Company’s equity compensation plans as of June 30, 2011.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	28,513	$27.94	189,900
Equity compensation plans not approved by security holders	—	—	—

Total	28,513	$27.94	189,900

The Company does not maintain any equity compensation plans that have not been approved by security holders.

Vote Requirement

This proposal requires approval by the affirmative vote of a majority of votes cast at the special meeting.

The Board of Directors unanimously recommends a vote “FOR” the approval of the ECB Bancorp, Inc. 2011 Equity Incentive Plan.

PROPOSAL 5 — AUTHORIZATION TO GRANT MANAGEMENT THE AUTHORITY

TO ADJOURN THE SPECIAL MEETING IF THERE ARE INSUFFICIENT VOTES TO

APPROVE THE FOREGOING RESOLUTIONS

If the Company desires to adjourn the special meeting of shareholders, the presiding Company officer at the special meeting will request a motion that the special meeting be adjourned with respect to proposals (1), (2) (3) or (4) above, and no vote will be taken on those proposals at the originally scheduled special meeting. Unless revoked prior to its use, any proxy solicited for the special meeting will continue to be valid for any adjourned meeting, and will be voted in accordance with instructions contained therein, and if no contrary instructions are given, “FOR” proposals (1), (2) (3) or (4) above.

Approval of this proposal will allow the Company, to the extent that shares voted by proxy are required to approve a proposal to adjourn the special meeting, to solicit additional proxies to determine whether sufficient shares will be voted in favor of or against proposals (1), (2) (3) or (4) above. If the Company is unable to adjourn the special meeting to solicit additional proxies, proposals (1), (2) (3) or (4) above may fail, not because shareholders voted against the proposals, but rather because there were not sufficient shares represented at the special meeting to approve proposals (1), (2) (3) or (4) above. The Company has no reason to believe that an adjournment of the special meeting will be necessary at this time.

Vote Requirement

This proposal requires approval by the affirmative vote of a majority of votes cast at the special meeting.

The Board of Directors unanimously recommends a vote “FOR” the proposal to approve the adjournment, postponement or continuance of the special meeting of shareholders.

STOCK OWNERSHIP

As of the                     , 2011, the record date for the special meeting of shareholders, the Company had              shares of common stock issued and outstanding. Each shareholder of record as of the record date is entitled to one vote per share of common stock on each matter submitted to shareholders at the special meeting, so long as those votes are represented either in person or by proxy at the special meeting.

Security Ownership of Certain Beneficial Owners

The following table lists persons whom the Company believes owned, beneficially or of record, five percent or more of the Company’s outstanding shares as of             , 2011, the record date for the special meeting.

	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding
Estate of Anna Mae H. Gibbs P.O. Box 277 Swan Quarter, North Carolina 27885		(1)
Gregory C. Gibbs P.O. Box 402 Engelhard, North Carolina 27824		(2)
Regina A. Gibbs P.O. Box 578 Engelhard, North Carolina 27824		(3)
Charles G. Gibbs, Jr. P.O. Box 474 Engelhard, North Carolina 27824		(4)

(1)	Gregory C. Gibbs, Regina A. Gibbs and Charles G. Gibbs, Jr., serve as co-executors of the Estate of Anna Mae H. Gibbs, and the listed shares also are included in the shares listed as beneficially owned by each of them individually. The estate has pledged shares to another bank as security for loans.
(2)	Mr. Gibbs may be considered to have shares voting and investment power with respect to of the listed shares, including shares held by the Estate of Anna Mae H. Gibbs for which he serves as co-executor. Those shares also are included in the shares listed for the Estate and for each of Regina A. Gibbs and Charles G. Gibbs, Jr.
(3)	Ms. Gibbs may be considered to have shared voting and investment power with respect to of the listed shares, including shares held by the Estate of Anna Mae H. Gibbs for which she serves as co-executor (which also are included in the shares listed for the Estate and for each of Gregory C. Gibbs and Charles G. Gibbs, Jr.) and shares held by a family trust for which she serves as co-trustee (which also are included in the shares listed for Charles G. Gibbs, Jr.)
(4)	Mr. Gibbs may be considered to have shared voting and investment power with respect to of the listed shares, including shares held by the Estate of Anna Mae H. Gibbs for which he serves as co-executor (which also are included in the shares listed for the Estate and for Gregory C. Gibbs and Regina A. Gibbs) and shares held by a family trust for which he serves as co-trustee (which also are included in the shares listed for Regina A. Gibbs).

Security Ownership of Directors and Executive Officers

The following table reflects the beneficial ownership of the Company’s common stock on             , 2011, the record date for the special meeting of shareholders, by the Company’s directors and certain of its executive officers, individually, and by all of the Company’s directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
James J. Burson
Thomas M. Crowder
George T. Davis, Jr.		(3)
Gregory C. Gibbs		(4)
John F. Hughes, Jr.
J. Bryant Kittrell III
Joseph T. Lamb, Jr.
B. Martelle Marshall
R. S. Spencer, Jr.
A. Dwight Utz
Michael D. Weeks
All current directors and executive officers as a group (15 persons)

(1)	Except as otherwise noted, and to the best of our knowledge, the individuals named and included in the group exercise sole voting and investment power with respect to all listed shares. The listed shares include the following numbers of shares with respect to which individuals named and included in the group have shared voting and investment power: Thomas M. Crowder – shares; George T. Davis, Jr. – shares; Gregory C. Gibbs – shares; J. Bryant Kittrell III – shares; Joseph T. Lamb, Jr. – shares; B. Martelle Marshall – shares; and all current directors and executive officers as a group – shares, including shares described in footnote 4 below held by persons for whom one of our directors acts as attorney-in-fact. The shares held by the group also include shares that could be acquired by certain of our officers included in the group (other than those named in the table) pursuant to stock options that could be exercised within 60 days following the Record Date and with respect to which shares they may be deemed to have sole investment power only. Shares listed for certain of the named individuals have been pledged as security for loans as follows: Mr. Gibbs – shares.
(2)	The percentage of our outstanding shares shown as held by persons included in the group is calculated based on total outstanding shares plus the number of additional shares that could be purchased by officers included in the group pursuant to stock options that could be exercised within 60 days following the Record Date.
(3)	Includes an aggregate of shares held directly by Mr. Davis’ mother and aunt for whom he acts as attorney-in-fact and as to which shares Mr. Davis disclaims beneficial ownership.
(4)	Includes shares held by the Estate of Anna Mae H. Gibbs for which Mr. Gibbs serves as co-executor.

SHAREHOLDER PROPOSALS FOR THE COMPANY’S

2012 ANNUAL MEETING OF SHAREHOLDERS

Any proposal of a shareholder, other than a nomination for election as a director, intended to be presented for action at the Company’s 2012 annual meeting of shareholders must be received by the Company’s Corporate Secretary in writing at the Company’s address listed below no later than December 15, 2011, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy that the Company will distribute in connection with that meeting. In order for a proposal to be included in the Company’s proxy materials for a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value of shares of the Company’s common stock entitled to be voted on that proposal at the meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the shareholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the SEC.

Written notice of a shareholder proposal (other than a nomination) intended to be presented at the Company’s 2012 annual meeting, but not intended to be included in the Company’s proxy statement and form of appointment of proxy, must be received by the Company’s Corporate Secretary at the Company’s address listed below no later than February 28, 2012, in order for that proposal to be considered timely received for purposes of the Proxies’ discretionary authority to vote on other matters presented for action by shareholders at that meeting.

Under the Company’s Bylaws, at a meeting of the Company’s shareholders at which directors will be elected, nominations for election to the Company’s Board of Directors may be made by the Company’s Board or by a shareholder of record who is entitled to vote at the meeting if written notice of the shareholder’s nomination has been delivered to the Company’s Corporate Secretary at the Company’s address listed below not later than the close of business on the fifth business day following the date on which notice of the meeting is first given to shareholders.

The required notice of a nomination must include: (1) the name and address of the shareholder who intends to make the nomination and of the person to be nominated; (2) a representation that the shareholder is a holder of record of shares of the Company’s common stock entitled to vote at the meeting and that he or she intends to appear in person or by proxy at the meeting to nominate the person named in the notice; (3) a description of all arrangements or understandings between the shareholder and the nominee and any other persons (naming those persons) pursuant to which the nomination is to be made by the shareholder; (4) all other information regarding the nominee that would be required to be included in a proxy statement filed under the proxy rules of the SEC if the nominee had been nominated by the Company’s Board; and (5) the written consent of the nominee to serve as a director if elected. Only persons who are nominated in the manner described in the Company’s Bylaws are eligible to be elected as directors at meetings of the Company’s shareholders, and the Chairman of a meeting of the Company’s shareholders may refuse to acknowledge a nomination that is not made in compliance with the procedures set out in the Company’s Bylaws.

The notices described above should be mailed to:

ECB Bancorp, Inc.

Attention: Corporate Secretary

Post Office Box 337

Engelhard, North Carolina 27824

OTHER MATTERS THAT MAY COME BEFORE THE SPECIAL MEETING

The Company’s Board of Directors knows of no matters other than those referred to in the accompanying notice of special meeting of shareholders which may properly come before the special meeting. However, if any other matter should be properly presented for consideration at the special meeting of any adjournments thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the Company’s best interests.

NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements that are based on assumptions and may describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could influence the accuracy of such forward-looking statements include, but are not limited to, the regulatory and shareholder approvals required for the private placement offering may not be obtained or may not be obtained on the terms expected or on the schedule that the Company anticipates, and other closing conditions for the private placement offering may not be satisfied. In addition, factors which could have a material adverse effect on the operations of the Company and the Bank include, but are not limited to, changes in interest rates, national and regional economic conditions, legislative and regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the Department of Treasury and the Federal Reserve Board, the quality and composition of the Bank’s loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, changes in real estate market values in the Company’s market area, changes in relevant accounting principles and guidelines and inability of third party service providers to perform.

These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Except as required by applicable law or regulation, the Company does not undertake, and specifically disclaims any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of the statements or to reflect the occurrence of anticipated or unanticipated events.

MISCELLANEOUS

The Company will pay the costs of soliciting proxies. In addition to the solicitation of proxies by mail,             , a proxy solicitation firm, will assist the Company in soliciting proxies for the special meeting. The Company will pay a fee of up to $             for these services, plus reasonable out of pocket expenses. Upon request, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending the proxy materials to beneficial owners.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

It is important that your shares be represented and voted at the special meeting. Whether or not you plan to attend the special meeting, please act promptly by marking, signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided.

BY ORDER OF THE BOARD OF DIRECTORS

A. Dwight Utz

President and Chief Executive Officer

Engelhard, North Carolina

                , 2011

Appendix A

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

ECB BANCORP, INC.

The undersigned corporation herby submits these Articles of Amendment for the purpose of amending its Articles of Incorporation:

1. The name of the corporation is ECB BANCORP, INC. (the “Corporation”).

2. The Corporation’s Articles of Incorporation are hereby amended by deleting the current Article 2(a) and inserting a new Article 2(a) as follows:

2.	(a) The aggregate number of shares which the Corporation shall have the authority to issue is fifty-four million (54,000,000) shares divided into three classes. The designation, par value and authorized number of shares of each class are as follows:

Class	Par Value	Authorized Number of Shares
Common Shares	$3.50	50,000,000
Mandatorily Convertible Non-Voting Common Shares	$3.50	2,000,000
Preferred Shares	No Par	2,000,000
Total Authorized Shares		54,000,000

3. The Corporation’s Articles of Incorporation are hereby amended by inserting the following new Article 2B:

“2B: There is hereby created a class of Non-Voting Common Shares, $3.50 par value per share, of the Corporation. The voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of such Non-Voting Common Shares are set forth in Appendix A hereto and are incorporated herein by reference in their entirety and shall be deemed to be a part of this Article 2B to the same extent as if such provisions had been set forth in full herein.”

4. The foregoing amendments were duly adopted by the Board of Directors of the Corporation on the          day of                      2011 and were approved by the shareholders of the Corporation on the          day of                      2011 in accordance with the provisions of Section 55-10-03 of the North Carolina General Statutes.

5. These Articles of Amendment shall be effective upon filing.

This the          day of                      2011.

ECB BANCORP, INC.

By:
A. Dwight Utz
President and Chief Executive Officer

Non-Voting Common Shares

Section 1. Same Rights As Common Shares. Except with respect to voting rights and as otherwise specifically provided in these Articles of Incorporation, Non-Voting Common Shares shall have the same preferences, limitations, and relative rights as, and shall be identical in all respects to, the Common Shares.

Section 2. No Voting Rights. Except as required by applicable law or these Articles of Incorporation, Non-Voting Common Shares shall not have the right to vote on any matter submitted to a vote at a meeting of shareholders of the Corporation.

Section 3. Dividends.

(a)	Subject to the preferential dividend rights of any Series A Preferred Shares (as herein authorized) and after the Corporation has complied with any requirements for setting aside sums as sinking funds or as redemption or purchase accounts and subject further to subpart (b) of this paragraph and any other conditions that may be established in accordance with the provisions of this Article 2B, the holders of Non-Voting Common Shares shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors.

(b)	No dividend will be paid or authorized and set apart for payment on any Common Shares for any period unless the Corporation has paid or authorized and set aside for payment in the same period, or contemporaneously pays or authorizes and sets aside for payment, an equal amount to be paid as a dividend on the Non-Voting Common Shares.

Section 4. Distribution. After distribution in full of any preferential amount to be distributed to the holders of Preferred Shares, and subject to any other rights of the holders of Preferred Shares to further participate in a liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, the holders of Non-Voting Common Shares and Common Shares shall be entitled to receive, upon the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, all of its remaining assets, tangible and intangible, of whatever kind available for distribution to the shareholders, ratably in proportion to the number of Common Shares and Non-Voting Common Shares held by each, with each share being proportionally equal in relation to the sum total of the two classes.

Section 5. Automatic Conversion. Each issued and outstanding Non-Voting Common Share shall automatically be converted into one (1) Common Share (the “Conversion Rate”) upon the transfer of such Non-Voting Common Share (or any security convertible to or exercisable for such Non-Voting Common Share); in a “Widely Dispersed Offering.” “Widely Dispersed Offering” means (a) a widespread public distribution, including pursuant to a registration statement filed with and declared effective by the SEC or pursuant to Rule 144 under the Securities Act, (b) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of Voting Securities or (c) a transfer to a transferee that controls more than 50% of the Voting Securities prior to any transfer from the transferor.

Section 6. Adjustments. The one-to-one conversion ratio for the conversion of the Non-Voting Common Shares into Common Shares in accordance with Section 5 of this Article 2B shall in all events be equitably adjusted in the event of (a) any recapitalization of the Corporation by means of a stock dividend on, or a stock split or combination of, outstanding Common Shares and Non-Voting Common Shares, or (b) any merger, consolidation or other reorganization of the Corporation with another corporation.

Section 7. Reservation. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of the Non-Voting Common Shares, such number of Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Non-Voting Common Shares.

Section 8. Retirement. If any Non-Voting Common Shares shall be converted pursuant to this Article 2B, the Non-Voting Common Shares so converted shall be retired and may not be reissued as Non-Voting Common Shares.

Section 9. Redesignation. Upon the conversion of all of the outstanding Non-Voting Common Shares into Common Shares, the Non-Voting Common Shares shall be automatically redesignated as “Common Shares.”

Appendix B

ECB BANCORP, INC.

2011 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS:

                    , 2011

1.	General.

(a) Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, and (vii) Other Stock Awards.

(c) Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(b) of the Plan, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

2.	Administration.

(a) Administration by the Board of Directors. The Board of Directors shall administer the Plan unless and until the Board of Directors delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c) of the Plan.

(b) Powers of Board of Directors. The Board of Directors shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)	To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to an Award; (E) the number of shares of Common Stock with respect to which an Award shall be granted to each such person; and (F) the Fair Market Value applicable to an Award.

(ii)	To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board of Directors, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii)	To settle all controversies regarding the Plan and Awards granted under it.

(iv)	To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v)	To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi)

To amend the Plan in any respect the Board of Directors deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or

Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii)	To submit any amendment to the Plan, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.

(viii)	To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to the discretion of the Board of Directors; provided however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board of Directors may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code.

(ix)	Generally, to exercise such powers and to perform such acts as the Board of Directors deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(c) Delegation to Committee.

(i)	General. The Board of Directors may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board of Directors that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board of Directors shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board of Directors. The Board of Directors may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board of Directors some or all of the powers previously delegated.

(ii)	Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Effect of the Decisions of the Board of Directors. All determinations, interpretations and constructions made by the Board of Directors in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3.	Shares Subject to the Plan.

(a) Share Reserve. Subject to Section 8(a) relating to Capitalization Adjustments, the initial aggregate number of shares of Common Stock of the Company that shall become eligible for issuance pursuant to Awards after the Effective Date shall be the lesser of (i) 1,500,000 shares or (i) seventeen percent (17%) of the outstanding shares of the Company on the Effective Date. For purposes of the preceding sentence, the outstanding shares of the Company shall include shares issuable upon the exercise of outstanding warrants and mandatorily convertible non-voting common stock. Shares may be issued in connection with a merger or acquisition as permitted by applicable stock exchange rules, and such issuance shall not reduce the number of shares available for issuance under the Plan. Furthermore, if an Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Award having been issued, such expiration or termination shall not reduce (or otherwise offset) the number of shares Common Stock that may be available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If any shares of Common Stock issued pursuant to an Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited shall revert to and again become available for issuance under the Plan. Any shares reacquired, withheld, or not issued by the Company pursuant to Section 7(g) of the Plan or as consideration for the exercise of an Option shall again become available for issuance under the Plan. For the avoidance of doubt, if an appreciation distribution in respect of a Stock Appreciation Right is paid in shares of Common Stock, the number of shares subject to the Award that are not delivered to the Participant shall remain available for subsequent issuance under the Plan.

(c) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.	Eligibility.

(a) Eligibility for Specific Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A of the Code because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.	Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board of Directors shall deem appropriate. No Participant may receive an Option Award or an SAR Award covering more than                  shares of Common Stock in any calendar year. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) of the Plan regarding Ten Percent Shareholders, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) of the Plan regarding Ten Percent Shareholders, the exercise price (or strike price) of each Option or SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board of Directors in its sole discretion, by any combination of the methods of payment set forth below. The Board of Directors shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i)	by cash, check, bank draft or money order payable to the Company;

(ii)	pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)	by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)	if the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)	in any other form of legal consideration that may be acceptable to the Board of Directors.

(d) Exercise and Payment of a SAR. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board of Directors at the time of grant of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board of Directors and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(e) Transferability of Options and SARs. The Board of Directors may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board of Directors shall determine. In the absence of such a determination by the Board of Directors to the contrary, the following restrictions on the transferability of Options and SARs shall apply:

(i)

Restrictions on Transfer. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board of Directors may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii)	Domestic Relations Orders. Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)	Beneficiary Designation. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board of Directors may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date of such Participant’s termination of Continuous Service, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l) Non-Exempt Employees. No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines), any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

6.	Provisions of Awards other than Options and SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board of Directors shall deem appropriate. No Participant may receive an Award of Restricted Stock for more than                  shares of Common Stock in any calendar year. To the extent consistent with the Company’s Bylaws, at the election of the Board of Directors, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board of Directors. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)	Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board of Directors, in its sole discretion, and permissible under applicable law.

(ii)	Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board of Directors.

(iii)	Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)	Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board of Directors shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)	Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board of Directors shall deem appropriate. No Participant may receive an Award of Restricted Stock Units for more than the equivalent of                  shares of Common Stock in any calendar year. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)	Consideration. At the time of grant of a Restricted Stock Unit Award, the Board of Directors will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board of Directors, in its sole discretion, and permissible under applicable law.

(ii)	Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board of Directors may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)	Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board of Directors and contained in the Restricted Stock Unit Award Agreement.

(iv)	Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board of Directors, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)	Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board of Directors and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board of Directors, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board of Directors. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)	Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i)	Performance Stock Awards. A Performance Stock Award is an Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. No Participant may receive an Performance Stock Award for more than shares of Common Stock in any calendar year. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The Board of Directors may provide for or, subject to such terms and conditions as the Board of Directors may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board of Directors may determine that cash may be used in payment of Performance Awards.

(ii)	Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee shall establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, or (b) the date on which twenty-five (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.

(d) Other Stock Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Awards provided for under Section 5 of the Plan and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board of Directors shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	Miscellaneous.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to the Awards shall constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board of Directors, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant.

(c) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(i) Compliance with Section 409A. To the extent that the Board of Directors determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

8.	Adjustments Upon Change in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board of Directors shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a) of the Plan, (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c) of the Plan and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Awards. The Board of Directors shall make such adjustments, and its determination shall be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board of Directors may, in its sole discretion, cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the holder of the Award or unless otherwise expressly provided by the Board of Directors at the time of grant of an Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board of Directors shall take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)	arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar award for the Award (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);

(ii)	arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)	accelerate the vesting of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board of Directors shall determine (or, if the Board of Directors shall not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv)	arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Award;

(v)	cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board of Directors, in its sole discretion, may consider appropriate; and

(vi)	make a payment, in such form as may be determined by the Board of Directors equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Award, over (B) any exercise price payable by such holder in connection with such exercise.

The Board of Directors need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants.

(d) Change in Control. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

9.	Termination or Suspension of the Plan.

(a) Plan Term. The Board of Directors may suspend or terminate the Plan at any time; provided, however that Incentive Stock Options may no longer be granted under the Plan after the day before the tenth (10th) anniversary of the earlier of the date the Plan is adopted by the Board of Directors. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

10.	Effective Date of the Plan.

This Plan shall become effective on the Effective Date.

11.	Choice of Law.

The law of the state of North Carolina shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

12.	Definitions.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board of Directors shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d) “Board of Directors” means the Board of Directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(f) “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term shall mean with respect to a Participant, the occurrence of any of the following events, if such event results in a demonstrably harmful impact on the Company’s business or reputation, or that of any of its Subsidiaries: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)	any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)

there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)	the shareholders of the Company approve or the Board of Directors approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv)	there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v)	individuals who, on the date the Plan is adopted by the Board of Directors, are members of the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board of Directors; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board of Directors in accordance with Section 2(c) of the Plan

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means ECB Bancorp, Inc.

(l) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services.

(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board of Directors, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board of Directors or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board of Directors or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)	the consummation of a sale or other disposition of all or substantially all, as determined by the Board of Directors, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)	the consummation of a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)	the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)	the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o) “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code.

(p) “Director” means a member of the Board of Directors.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board of Directors on the basis of such medical evidence as the Board of Directors deems warranted under the circumstances.

(r) “Effective Date” means the effective date of this Plan document, which is a date specified by resolution of the Board of Directors as the Effective Date, but only if, prior to such date, the Plan shall have been approved by the Company’s shareholders.

(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)	If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board of Directors deems reliable.

(ii)	Unless otherwise provided by the Board of Directors, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)	In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board of Directors in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y) “Non-Employee Director” means a Director who either (i) is not a current employee or Officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(z) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(cc) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(dd) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ee) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d) of the Plan.

(ff) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an Officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(gg) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(hh) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(ii) “Performance Criteria” means the one or more criteria that the Board of Directors shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board of Directors: (i) revenue; (ii)net earnings or net income (before or after taxes); (iii) earnings per share; (iv) deposit or asset growth; (v) net operating income; (vi) return measures (including return on assets and equity); (vii) fee income; (viii) earnings before or after taxes, interest, depreciation and/or amortization; (ix) interest spread; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets; (xiii) credit quality; (xiv) efficiency ratio; (xv) market share; (xvi) customer satisfaction;(xvii) NIACC (net income after cost of capital); (xviii) strategic objectives (including, branding, mergers and acquisitions, succession management, dynamic market response, new product build out, expense reduction initiatives, risk management and regulatory compliance) and (xix) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board of Directors.

(jj) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board of Directors for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board of Directors (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board of Directors shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude the effects of changes to generally accepted accounting principles; (3) to exclude the effects of any statutory adjustments to corporate tax rates; and (4) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board of Directors retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(kk) “Performance Period” means the period of time selected by the Board of Directors over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board of Directors.

(ll) “Performance Stock Award” means an Award granted under the terms and conditions of Section 6(c)(i) of the Plan.

(mm) “Plan” means this ECB Bancorp, Inc. 2011 Equity Incentive Plan.

(nn) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a) of the Plan.

(oo) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(pp) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(qq) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(rr) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ss) “Securities Act” means the Securities Act of 1933, as amended.

(tt) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5 of the Plan.

(uu) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(vv) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than twenty five percent (25%) of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than twenty five percent (25%).

(ww) “Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

Post Office Box 337

Engelhard, North Carolina 27824

VOTING BY PROXY

Read our proxy statement before you vote by proxy. Then, to insure that your shares are represented at the Special Meeting, we ask that you appoint the Proxies to vote your shares for you, whether or not you plan to attend the meeting. You can do that in either of the following two ways.

VOTING BY PROXY CARD. You can mark the card below, sign the reverse side and fold and return this entire sheet in the enclosed postage-prepaid envelope.

OR

VOTING BY INTERNET. You can go to our Internet website (http://www.myecb.com/voting) and click on the link for “proxy voting.” When you are prompted for your “control number,” enter the number printed just above your name on the reverse side of this proxy card and then follow the instructions you will be given. You need not sign and return a proxy card. The authority you will be giving the Proxies is described in the proxy card below and in our proxy statement for the Special Meeting. You should note that you may vote by Internet only until     :         p.m. EDT on             , 2011, which is the day before the Special Meeting date. This is a “secured” website. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.

APPOINTMENT OF PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints                     ,                     , and                      (the “Proxies”), and any substitute appointed by them, as the undersigned’s attorneys and proxies, and authorizes any one or more of them to represent and vote as directed below all shares of the common stock of ECB Bancorp, Inc. (the “Company”) held of record by the undersigned on             , 2011, at the Special Meeting of Shareholders of the Company to be held at                             ,                             ,                             , at     :         .m. EDT on                     ,                     , 2011, and at any adjournments of the Special Meeting. The undersigned directs that the shares represented by this appointment of proxy be voted as follows:

1.	Proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 10,000,000 to 50,000,000.

☐  FOR                 ☐  AGAINST                 ☐  ABSTAIN

2.	Proposal to amend the Company’s Articles of Incorporation to authorize a new class of mandatorily convertible non-voting common stock.

☐  FOR                 ☐  AGAINST                 ☐  ABSTAIN

3.	Proposal to approve, for purposes of Nasdaq Stock Market Rule 5635, the issuance of shares of the Company’s common stock to certain institutional investors in a private placement offering pursuant to the terms of a Securities Purchase Agreement, dated as of June 30, 2011, and related documents.

☐  FOR                 ☐  AGAINST                ☐  ABSTAIN

4.	Approval of the ECB Bancorp, Inc. 2011 Equity Incentive Plan.

☐  FOR                 ☐  AGAINST                ☐  ABSTAIN

5.	Proposal to grant the Company’s management the discretionary authority to adjourn the special meeting of shareholders to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals.

☐  FOR                 ☐  AGAINST                 ☐  ABSTAIN

If you choose to appoint the Proxies by proxy card, please date and sign this proxy card on the reverse side, then fold and return the entire sheet in the envelope provided. You need not return a proxy card if you choose to appoint the Proxies by Internet.

I (We) direct that the shares represented by this appointment of proxy be voted as instructed on the reverse side. In the absence of any instruction on a Proposal, the Proxies may vote those shares “FOR” each of the listed Proposals. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Special Meeting by filing with the Company’s Corporate Secretary a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Special Meeting and voting in person or notifying the Company’s Corporate Secretary that this appointment of proxy is revoked.

Dated:             , 2011

Signature	Signature (if held jointly)

Instruction: Please sign above exactly as your printed name appears above on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

After dating and signing, please fold and return this entire sheet in the envelope provided.

IMPORTANT: To insure your shares are represented and that a quorum is present at the Special Meeting,

please appoint the Proxies to vote your shares for you by signing and returning this proxy card,

or appointing the Proxies by Internet, whether or not you plan to attend the meeting.